SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2017

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modifications to Rights of Security Holders.

See Item 5.03 which is incorporated herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders of Forrester Research, Inc. (the “Company”) held on May 23, 2017 (the “Annual Meeting”), the stockholders of the Company approved the amendments to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”) and Amended and Restated By-Laws (the “By-Law Amendment”) that would eliminate the classification of the Board, provide for the annual election of all directors beginning at the 2018 annual meeting of stockholders, and make certain conforming changes, as previously described in the Company’s Current Report on Form 8-K filed on March 24, 2017. On May 23, 2017, the Company filed a Certificate of Amendment to Restated Certificate of Incorporation (the “Certificate of Amendment”) reflecting the Charter Amendment with the Secretary of State of the State of Delaware. In addition, effective May 23, 2017, the Company’s Amended and Restated By-Laws were further amended and restated to reflect the By-Law Amendment.

The Certificate of Amendment and updated Amended and Restated By-Laws are included with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

Proposal 1 – The election of two nominees to the Company’s Board of Directors as Class I Directors.

The two nominees named in the definitive proxy statement were elected to serve as directors. Information as to the vote on each director standing for election is provided below:

Nominee	For	Withheld	Broker Non-Votes
George F. Colony	15,805,488	811,309	872,736
Michael H. Welles	15,585,536	1,031,261	872,736

Proposal 2 – Approval of amendments to the Company’s Restated Certificate of Incorporation and Amended and Restated By-Laws to declassify the Board of Directors.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
16,580,615	27,835	8,347	872,736

Proposal 3 – The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
17,420,729	60,285	8,519	-0-

Proposal 4 – Approval by non-binding vote Forrester Research, Inc. executive compensation.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
16,554,427	54,450	7,920	872,736

Proposal 5 – To recommend, by non-binding vote, the frequency of non-binding executive compensation votes.

A majority of the votes cast with respect to this matter were in favor of an annual vote, consistent with the recommendation of the Board of Directors for an annual vote.

3 years	2 years	1 year	Abstaining	Broker Non-Votes
1,865,603	759	14,742,088	8,347	872,736

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2023.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Forrester Research, Inc., effective May 23, 2017.

3.2	Amended and Restated By-Laws of Forrester Research, Inc., effective May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ Ryan D. Darrah
	Name:	Ryan D. Darrah
	Title:	Chief Legal Officer

Date: May 25, 2017

Exhibit Index

Exhibit	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Forrester Research, Inc., effective May 23, 2017.

3.2	Amended and Restated By-Laws of Forrester Research, Inc., effective May 23, 2017.